UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	July 19, 2024

Crown Crafts, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-7604	58-0678148
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

916 South Burnside Avenue, Gonzales, LA	70737
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(225) 647-9100

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CRWS	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.         Entry into a Material Definitive Agreement.

The information set forth under Item 2.01 of this Current Report on Form 8-K (this “Report”) is incorporated into this Item 1.01 by reference.

Item 2.01.          Completion of Acquisition or Disposition of Assets.

On July 19, 2024, NoJo Baby & Kids, Inc. (“NoJo Baby”), a wholly-owned subsidiary of Crown Crafts, Inc. (the “Company”), acquired substantially all of the assets, and assumed certain specified liabilities, of Baby Boom Consumer Products, Inc. (“Seller”), pursuant to the Asset Purchase Agreement, dated as of such date, between the Company, Nojo Baby, Seller and Elliot Betesh, Michael Betesh and Steven Betesh, as the owners (the “Owners”) of Seller (the “Purchase Agreement”). Seller and the Owners are collectively referred to in this Report as the “Seller Parties”.

Pursuant to the Purchase Agreement, the purchase price for the acquistion was $18.0 million in cash (the “Purchase Price”), subject to a dollar-for-dollar adjustment to the extent that the working capital at closing is greater or less than the target working capital of $6,515,809.

The Purchase Agreement includes customary representations, warranties and covenants. Subject to certain limitations, the Seller Parties are required to indemnify the Company for losses resulting from breaches of their representations, warranties and covenants made in the Purchase Agreement and for certain other matters, in each case, as set forth in the Purchase Agreement. Nojo Baby has obtained a representation and warranty insurance policy, subject to a retention amount, exclusions, policy limits and certain other terms and conditions, to provide coverage for losses that may result from breaches of certain representations and warranties made by the Seller Parties in the Purchase Agreement. At the closing of the acquisition, a portion of the Purchase Price: (i) equal to $75,000 was deposited into an escrow account for certain indemnification claims which may be made by the Company; and (ii) equal to $500,000 was deposited into an escrow account for post-closing Purchase Price adjustments.

The Purchase Price was funded by the Company using the proceeds of an $8.0 million term loan from The CIT Group/Commercial Services, Inc. (“CIT”) and additional borowings under the Company’s revolving line of credit with CIT. See Item 2.03 of this Report.

The description of the Purchase Agreement contained in this Report is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Report and is incorporated into this Item 2.01 by reference. The Purchase Agreement contains representations and warranties by the Company (and Nojo Baby) and the Seller Parties with respect to matters as of specified dates. The representations and warranties: reflect negotiations between the parties to the Purchase Agreement and are not intended as statements of fact to be relied upon by the Company’s stockholders; in certain cases, merely represent risk-allocation decisions among the parties; have been modified or qualified by certain disclosure schedules that have been omitted in accordance with the rules of the Securities and Exchange Commission (the “SEC”); may no longer be true as of a given date; and may apply standards of materiality in a way that is different from what may be viewed as material by the Company’s stockholders. As such, the representations and warranties are solely for the benefit of the parties to the Purchase Agreement and may be limited or modified by a variety of factors, including subsequent events, information included in public filings, disclosures made during negotiations, correspondence between the parties and disclosure schedules to the Purchase Agreement. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time thereafter, and the Company’s stockholders should not rely on them as statements of fact.

The Company issued a press release on July 22, 2024 announcing the Company’s acquisition of substantially all of the assets of Seller, a copy of which is filed as Exhibit 99.2 to this Report.

As required by Item 9.01 of Form 8-K, no later than 71 days after the date on which this Report is required to be filed with the SEC, the Company will file with the SEC an amendment to this Report that includes the financial statements and pro forma financial information required pursuant to such item.

Item 2.03.          Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On July 19, 2024, the Company and CIT amended the Financing Agreement, dated as of July 11, 2006, as thereafter amended, between the Company, its subsidiaries and CIT (the “Financing Agreement”), to:

(i)
provide an $8.0 million term loan, which is payable by the Company in 48 equal monthly installments and bears interest, computed monthly, at a rate equal to the sum of (a) the forward-looking term rate for a one-month period based on the secured overnight financing rate (but not less than 1%) plus (b) 2.25%; and

(ii)
extend the termination date of the line of credit under the Financing Agreement from July 11, 2028 to July 19, 2029 and increase the borrowing capacity under the line of credit from $35.0 million to $40.0 million.

The Financing Agreement requires prepayments on the term loan in an amount equal to fifty percent of the Company’s Excess Cash Flow (as defined in the Financing Agreement), if any, for each fiscal year in which the term loan remains outstanding, with such payments to be made within 90 days of the end of such fiscal year.

The Financing Agreement contains usual and customary covenants for agreements of that type, including events of default and limitations on other indebtedness, liens, transfers of assets, investments and acquisitions, merger or consolidation transactions, transactions with affiliates, and changes in or amendments to the organizational documents for the Company and its subsidiaries.

The description of the amendment to the Financing Agreement contained in this Item 2.03 is qualified in its entirety by reference to the full text of the amendment, a copy of which is filed as Exhibit 99.1 to this Report and is incorporated into this Item 2.03 by reference.

Item 9.01.          Financial Statements and Exhibits.

(d)	Exhibits.

2.1	Asset Purchase Agreement, dated as of July 19, 2024, between Crown Crafts, Inc., NoJo Baby & Kids, Inc., Baby Boom Consumer Products, Inc., and Elliot Betesh, Michael Betesh and Steven Betesh. *

99.1
Seventeenth Amendment to Financing Agreement, dated July 19, 2024, by and among Crown Crafts, Inc., Sassy Baby, Inc., NoJo Baby & Kids, Inc., Manhattan Toy Europe Limited and The CIT Group/Commercial Services, Inc.

99.2	Press release issued July 22, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the SEC a copy of any omitted schedules upon request; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CROWN CRAFTS, INC.

Date: July 22, 2024	/s/ Craig J. Demarest
CRAIG J. DEMAREST Vice President and Chief Financial Officer